March 12, 1997

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 200549

RE:  CHITTENDEN CORPORATION DEFINITIVE PROXY MATERIAL
     REGISTRATION NO. 0-7974

To Whom It May Concern:

Pursuant to the requirements of Rule 14a-6(c) under the Securities Exchange Act of 1934, as amended, there are as follows the definitive proxy statement and the Form of Proxy to be used by management of Chittenden Corporation, Two Burlington Square, Burlington, Vermont 05401 (the "Corporation"), in connection with the 1997 Annual Meeting of the Corporation's stockholders.

Should you have any questions concerning this Proxy Statement, please telephone the undersigned at (802) 660-1410.

Kindly acknowledge receipt of this filing by notifying the sender via Compuserve EMAIL.

Very truly yours,

F. Sheldon Prentice
Senior Vice President, General Counsel
 and Secretary

<PAGE 1>


                                  NOTICE OF 1997

                                  ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT





                              Your Vote is Important

  Every Stockholder should complete, sign, date and promptly return the proxy in the envelope furnished for this purpose. It is necessary that enough shares be represented by proxy to constitute, with the shares present in person, a legal quorum (a majority of the issued and outstanding stock) so that a meeting can be held.

<PAGE 2>

  Notice of Annual Meeting of Stockholders

  The Annual Meeting of the Stockholders of Chittenden Corporation will be held on April 16, 1997 at 4:00 p.m. in the Emerald Ballroom in the Sheraton Burlington Hotel and Conference Center, located at 870 Williston Road, South Burlington, Vermont. The annual meeting is for the purpose of considering and acting upon:

       1.   The election of Directors as provided by the By-Laws.

       2.   Ratification of the Amendment to the 1993 Stock Incentive
            Plan.

       3. Any other business which may properly come before the meeting or any adjournment thereof.

  By order of the Board of Directors.

  F. Sheldon Prentice
  Secretary

  March 14, 1997

<PAGE 3>

  CHITTENDEN CORPORATION
  Two Burlington Square
  Burlington, Vermont 05401
  March 14, 1997

  Proxy Statement
  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
  APRIL 16, 1997

  Solicitation and Revocation of Proxies

  This proxy statement is furnished to the Stockholders of CHITTENDEN CORPORATION (the "Corporation"), a corporation organized under the laws of the State of Vermont, in connection with the annual meeting of the Stockholders of the Corporation to be held on Wednesday, April 16, 1997, at 4:00 p.m., in the Emerald Ballroom in the Sheraton Burlington Hotel and Conference Center, located at 870 Williston Road, South Burlington, Vermont.

    A proxy card is furnished by the Corporation. This proxy is being solicited by the Board of Directors of the Corporation for use at the April 16, 1997 annual meeting of its Stockholders and at any adjournment thereof. A proxy duly executed and returned by a Stockholder will be voted as directed by the proxy, and, if no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors contained herein. As to other matters, if any, to be voted upon, the persons named in the proxy will take such action as the Board of Directors may deem advisable.

    A Stockholder who signs and returns a proxy may revoke it at any time before it is exercised by notifying the Secretary of the Corporation in writing or by attending the meeting and voting in person.

    This Proxy Statement and the Corporation's Annual Report, which contains financial statements, will be mailed on or about March 14, 1997 to Stockholders of record on February 28, 1997. The Annual Report is not to be regarded as proxy soliciting material.

    All expenses of the solicitation of proxies are being borne by the Corporation. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Corporation may also solicit proxies by telephone, telegraph and in person and arrange for nominees, custodians and fiduciaries to forward proxies and proxy material to their principals at the expense of the Corporation. The Corporation also has retained Kissel-Blake Inc. to assist with the solicitation of proxies for a fee of $5,000 plus reimbursement of out-of-pocket expenses.

<PAGE 4>
  Voting Securities

  The Board of Directors of the Corporation has fixed the close of business on February 28, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the annual meeting. Each share of common stock will be entitled to one vote. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

    As of January 31, 1997 there were 12,284,130 shares of common stock outstanding and entitled to vote.

     Security ownership of the Corporation's Directors and Executive Officers is provided below in tabular form.
______________________________________________________________________________
(1) Title    (2) Name of             (3) Amount and nature of      (4)Percent
 of Class     beneficial owner        beneficial  ownership         of class
______________________________________________________________________________
Common Stock  Bertrand, Frederic H.       796     Direct             .006
______________________________________________________________________________
Common Stock  Boardman, David M.       25,720     Direct
                                           64     Indirect Son       .210
______________________________________________________________________________
Common Stock  Carrara, Paul J.          3,752     Direct             .031
______________________________________________________________________________
Common Stock  Hutton, Lyn                 260     Direct             .002
______________________________________________________________________________
Common Stock  Kolvoord, Philip A.       3,180     Direct
                                        1,215     Indirect Spouse    .036
______________________________________________________________________________
Common Stock  Perrault, Paul A.        35,618     Direct             .290
______________________________________________________________________________
Common Stock  Pizzagalli, James C.    179,327 shares.               1.460
                                      457/shs James Pizzagalli as custodian for
                                      son; beneficial ownership of these shares
                                      is disclaimed.  4,991/shs held by
                                      Pizzagalli Construction, an entity
                                      controlled by James Pizzagalli.
                                      119,140/shs held by Pizzagalli Brothers
                                      Company, an entity controlled by James
                                      Pizzagalli.
________________________________________________________________________________
Common Stock  Snelling, Barbara W.     67,657     Direct             .551
________________________________________________________________________________
Common Stock  Spera, Pall D.           19,895     Direct             .162
_______________________________________________________________________________
Common Stock  Wilson, Martel D., Jr.   14,793     Direct
                                        1,425     Indirect S/D IRA   .132
                                                  Spouse
________________________________________________________________________________
Common Stock  DeShaw, Lawrence W.      16,476     Direct             .134
________________________________________________________________________________
Common Stock  Kelly, John W.            8,899     Direct             .072
________________________________________________________________________________
Common Stock  O'Brien, Danny H.         6,004     Direct             .049
________________________________________________________________________________
Common Stock  Walters, Kirk W.          4,000     Direct             .033
________________________________________________________________________________
Common Stock  Directors, Officers of
              the Corporation,
              Senior Management
              (the "Officer Group")   423,868                       3.450
________________________________________________________________________________
<PAGE 5>

  Notes Regarding Directors' Stock Ownership

  Beneficial ownership is determined in accordance with Rule 13(d)(3) under the Securities Exchange Act of 1934. Unless otherwise indicated, the listed persons have sole voting power and sole investment power with respect to the shares of common stock set forth.

    No one is the beneficial owner of more than five percent of any class of the Corporation's voting securities, except Private Capital Management, Inc., which is the beneficial owner of 790,924 shares or 6.5 percent of Chittenden Corporation common stock. The reporting person is filing as an Investment Advisor registered under Section 203 of the Investment Advisers Act of 1940. Bruce S. Sherman is President of Private Capital Management, Inc. ("PCM") and exercises shared dispositive power with respect to shares held by it on behalf of its clients. This information was supplied to the Corporation on Schedule 13G pursuant to the Securities Exchange Act of 1934.

   ___________________________________________________________________________
   (1) Title of       (2) Name and address of   (3) Amount and   (4) Percent
    Class              beneficial owner          nature of        of Class
                                                 beneficial
                                                 ownership
  ____________________________________________________________________________
    Common Stock       PCM                       790,924          6.500
                       3003 Tamiami Trail North
                       Naples, FL 34103
  ____________________________________________________________________________

     The Corporation's principal subsidiary, Chittenden Trust Company (the "Bank"), held in a fiduciary or representative capacity, in the aggregate, approximately 785,459 shares, or 6.4 percent, of the outstanding shares of common stock of the Corporation as of December 31, 1996. The Corporation and the Bank disclaim beneficial ownership of these shares.

  Election of Directors of Chittenden Corporation
  (Item 1 on Proxy Card)

  Classified Board of Directors
  The number of Directors, which is presently set at eleven, is established periodically by the Board. All Directors are elected for staggered three-year terms so that approximately one third of the Directors are elected at each annual meeting. At the annual meeting three Directors will stand for election to serve for a term of three years.

    It is the intention of the persons named in the proxy to vote for the nominees named for the terms indicated.

    Election of Directors requires a majority vote. The three nominees for Directors and the eight continuing Directors are listed on the following pages with brief statements of their principal occupations and other information. All of the nominees, except Mr. Driscoll, are serving currently on the Board of Directors of the Corporation. According to information supplied by them, these persons, as of January 31, 1997, owned beneficially the number of shares of common stock of the Corporation indicated.

<PAGE 6>

  Director Nominees

  The following persons have been nominated to serve as Directors for terms to expire in 2000.

  RICHARD D. DRISCOLL                          Newly Nominated Director

  Mr. Driscoll, 66, is the immediate past President and C.E.O. of the Massachusetts Bankers Association since 1990. From 1957 to 1990, Mr. Driscoll was employed by the Bank of New England, N.A., in Boston, Massachusetts in many capacities, culminating in the position of Chairman and C.E.O. where he was responsible for all activities of the Boston Bank and affiliate banks in eastern New England, including affiliates in Maine and Rhode Island, representing approximately $20 billion in assets. Mr. Driscoll is a graduate of Boston College and holds an MBA from Harvard Business School.
  Mr. Driscoll serves on the Board of the American Ireland Fund, Charlesbank Homes, Child Care Investment Fund, Greater Boston YMCA, the Massachusetts Business Development Corp., and the Morgan Memorial, Goodwill Industries.

  LYN HUTTON                                                 Director since 1995

  Ms. Hutton, 47, has served as Vice President and Treasurer of Dartmouth College since 1990. From 1982 to 1990 she was associated with the University of Southern California, first as Treasurer and then as Senior Vice President for Finance and Administration. In 1994, the National Association for College and University Business Officers awarded Ms. Hutton the Rodney Adams prize in recognition of her contributions to professional development and research activities in the field of college and university endowment and investment management. Both a Certified Public Accountant and a Chartered Financial Analyst, Ms. Hutton serves on the Board of Trustees of Endowment Advisors Inc. of Endowment Realty Inc., the University Corporation for Atmospheric Research, and Montshire Museum of Science. She has previously served on the Board of Directors of First Interstate Bank of California. She has been a Director of the Bank since 1995.

  Shares owned:    260
  Percent:        .002

<PAGE 7>

  PAUL A. PERRAULT                                          Director since 1990

  Mr. Perrault, 45, is President and Chief Executive Officer of Chittenden Corporation and Chittenden Bank. Mr. Perrault joined the Corporation in 1990. Prior to joining Chittenden, he was President of Bank of New England-Old Colony, Providence, Rhode Island. Before becoming President, Mr. Perrault was Executive Vice President and Senior Loan Officer at Bank of New England-Old Colony. Prior to that, he served in a variety of commercial banking positions in Rhode Island and Boston. He is a 1973 graduate of Babson College and received his M.B.A. from Boston College School of Management in 1975. He is a Director of Lake Champlain Regional Chamber of Commerce, Director of the Greater Burlington Industrial Corporation, member of the Advisory Board of Fleming Museum and a Trustee of Champlain College. Mr. Perrault has been a Director of the Bank since 1990.

  Shares owned:    35,618
  Percent:           .290


  Continuing Directors

  FREDERIC H. BERTRAND                                       Director since 1989
  Term Expires 1998

  Mr. Bertrand, 60, is Past Chairman of the Board and Chief Executive Officer of National Life Insurance Company which he joined in 1970 as an attorney. He is a graduate of Norwich University and the College of William and Mary Law School. Mr. Bertrand is a Past Chairman of the American Council of Life Insurance, and of the Vermont Business Roundtable. Mr. Bertrand is a Director of Central Vermont Public Service Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, and Central Vermont Economic Development Corporation. Mr. Bertrand chairs the Corporation's Audit Committee. Mr. Bertrand has been a Director of the Bank since 1989.

  Shares owned:       796
  Percent:           .006

<PAGE 8>

  DAVID M. BOARDMAN                                          Director since 1978
  Term Expires 1998

  Mr. Boardman, 62, is Senior Vice President of Hickok and Boardman, Inc., President of Associates in Financial Planning Inc., and Coldwell Banker Hickok & Boardman, Inc., affiliates of Hickok and Boardman Financial Network, with which he has been associated since 1956. He has also been a representative of National Life Insurance Company since 1956. He is a Chartered Life Underwriter, a Life and Qualifying Member of the Million Dollar Round Table and a Certified Financial Planner. He is a Past Trustee of Vermont Catholic Charities, past Chairman of the Burlington City Retirement Board and a member of The Burlington Boys and Girls Club Development Steering Committee. He is past Chairman of the Board of Champlain College, where he has been a Trustee since 1974. He is a member of the American Society of Chartered Life Underwriters, the Institute of Certified Financial Planners and the Association of Advanced Life Underwriters. He has been a Director of the Bank since 1978.

  Shares owned:  25,784
  Percent:         .210

  PAUL J. CARRARA                                            Director since 1982
  Term Expires 1999

  Mr. Carrara, 60, is President of J. P. Carrara & Sons, Inc., a ready-mixed and precast concrete supplier located in Middlebury, Vermont. He is also President of Otter Valley Equipment, Inc., an equipment leasing firm in Rutland. He has been a Director of the Bank since 1982.

  Shares owned:       3,752
  Percent:             .031

  PHILIP A. KOLVOORD                                         Director since 1977
  Term Expires 1999

  Mr. Kolvoord, 64, is of counsel in the law firm of Kolvoord, Overton & Wilson in Essex Junction, Vermont. He received his law degree from the University of Virginia and commenced his law practice in Vermont in 1958. Mr. Kolvoord is a member of the Discovery Museum Board of Directors and Lake Champlain Aquarium Board of Directors. He is a former President of the Vermont Trial Lawyers Association and the Chittenden Country Bar Association. He is a past Chairman of the Judicial Nominating Board and the Professional Conduct Board. Mr. Kolvoord is also President of The Discovery Museum for Children in Essex Junction, Vermont. Mr. Kolvoord and other members of his firm are retained from time to time for legal services by the Essex Junction office of the Bank. He has been a Director of the Bank since 1977.

  Shares owned:       4,395
  Percent:             .036

<PAGE 9>

  JAMES C. PIZZAGALLI                                        Director since 1980
  Term expires 1999

  Mr. Pizzagalli, 52, is Chairman and Chief Executive Officer of Pizzagalli Construction Company. He joined the company in 1969 after graduating from the University of Vermont and Boston University Law School. He is a Director of the Associated General Contractors of America and of the AGC Education and Research Foundation. Mr. Pizzagalli chairs the Corporation's Executive Committee. He has been a Director of the Bank since 1980.

  Shares owned:  179,327
  Percent:         1.460

  BARBARA W. SNELLING                                        Director since 1974
  Term Expires 1998

  Mrs. Snelling, 69, Chair of the Board of both the Corporation and the Bank since 1990, is currently a State Senator, representing Chittenden District. She is immediate past Lieutenant Governor of Vermont and former President of Snelling & Kolb, Inc., fund-raising consultants. Prior to that she was Vice President for Development and External Affairs at the University of Vermont. She served a six-year term on the State Board of Education, was President of the Vermont State School Directors Association, Chair of the Shelburne and Champlain Valley School Boards, a Trustee of Champlain and Radcliffe Colleges, President of Chittenden County United Way, and a founding Director of the Board of the Vermont Community Foundation. Mrs. Snelling is currently on the Shelburne Museum Board. She has been a Director of the Bank since 1972.

  Shares owned:       67,657
  Percent:              .551

  PALL D. SPERA                                              Director since 1985
  Term Expires 1998

  Mr. Spera, 52, is owner of Pall Spera Company, Realtors and Pall Spera Company, Investment Securities of Stowe. He is a Director and past President of the Vermont Association of Realtors who named him Realtor of the Year in 1980, and is a Director of the National Association of Realtors. Mr. Spera is a Trustee of Vermont Catholic Charities and a Director of the Lake Mansfield Trout Club. He is also a Trustee of Copley Hospital. Mr. Spera became an Incorporator and a charter Director of Mountain Trust Company in 1977, was elected Vice Chairman in 1978, served as Acting President in 1980-1981, and was Acting Chairman of the Board prior to the merger of Mountain Trust Company with Chittenden Trust Company. He has been a Director of the Bank since 1985.

  Shares owned:       19,895
  Percent:              .162

<PAGE 10>

  MARTEL D. WILSON, JR.*                                     Director since 1983
  Term Expires 1998

  Mr. Wilson, 60, is the former Vice President, Chief Financial Officer and Director of S-K-I Ltd. He graduated from the University of Colorado and received an M.B.A. from Cornell University. Mr. Wilson is a Director and Chairman of the Board of Building Material Distributors, Inc. of Stockton, California, a building material wholesaler in California and Nevada. He is a past President and Director of the Rutland Region Chamber of Commerce, a past Trustee of the College of St. Joseph the Provider, a past President and Director of the Rutland Regional Medical Center, and a member of the Investment Committee and past Chairman of the Board of Trustees of Comprehensive Health Resources, a health care holding company. Mr. Wilson has been a Director of the Bank since 1983.

  Shares owned:            16,218
  Percent:                   .132

  *Mr. Wilson has been granted an unpaid leave of absence from the Board for approximately one year.

  Meetings of the Board of Directors and Its Audit and Executive Committees

  The Board of Directors of the Corporation and the Bank held twelve meetings during the calendar year 1996. No Director attended fewer than seventy-five percent of the aggregate of the meetings of the Board and the total number of meetings held by committees of the Board on which they served during 1996.

  Audit Committee

  The Corporation has a standing Audit Committee comprised of Messrs. Bertrand (Chair), Boardman, Perrault, ex officio, Wilson, Ms. Hutton and Mrs. Snelling. The Committee held three meetings during 1996 jointly with the internal auditor, including a meeting with the independent public accountants of the Corporation and its subsidiaries.

    The Audit Committee is charged with determining the adequacy of controls and with monitoring the reliability of financial information by consultation with the independent public accountants and the internal auditors.

  Executive Committee

  The Corporation has a standing Executive Committee comprised of Messrs. Perrault, ex officio, Pizzagalli (Chair), Spera, Wilson and Mrs. Snelling. The Committee held twelve meetings during 1996.

<PAGE 11>

    The Executive Committee is responsible for strategic planning, investments, officer and non-officer compensation and Directors' succession, among other duties. In this connection, the Executive Committee considers and recommends nominees for election to the Board as vacancies occur. Stockholders may make suggestions for nominees by submitting the nominee's name to the Committee in writing.

  Remuneration of Directors and Officers

  The Corporation does not presently remunerate its officers, nor does it provide retirement benefits. The Corporation compensates its Directors, other than Mr. Perrault, in quarterly retainer fees of $500 of which 50% is paid in the form of Corporation stock.

    All of the officers of the Corporation serve and are remunerated as officers of the Bank. Directors of the Bank, other than Mr. Perrault, are paid an annual retainer of $3,000 without regard to attendance, $1,000 per meeting attended for monthly meetings, and $500 per telephone conference meeting of the Board. Fifty percent of retainers and fees is paid in the form of Corporation stock.

    Directors serving on the Bank's Audit and Executive Committees receive a meeting fee of $500 per meeting attended and $250 per telephone conference meetings, 50% of which is paid in the form of Corporation stock.

    The Chair of the Board of the Bank receives an annual retainer of $5,000. The Chair of the Executive Committee receives an annual retainer of $3,000 and the Chair of the Audit Committee receives an annual retainer of $1,000. Fifty percent of retainers is paid in the form of Corporation stock.

    The payment of Directors' fees by the Corporation and the Bank may be deferred by a Director pursuant to a Director's Deferred Compensation Plan, adopted April, 1972, and most recently amended January 1, 1992.

  Report Of The Committee Responsible For Compensation

  The Corporation's executive compensation program continues to be administered by the Executive Committee of the Board with all recommendations receiving approval by the full Board. During 1996, Executive Committee members were:
  Messrs. Pizzagalli (Chair), Perrault, ex officio, Spera, Wilson and Mrs. Snelling.

    Chittenden's compensation programs are based on the tenets of equitable and competitive base salaries balanced with rewards for individual and Bank performance. Base salaries and salary ranges are reviewed on an annual basis against local and regional survey information. As in past years, structured incentive programs exist on many levels throughout the organization, including the Executive Management Incentive Compensation Plan (EMICP) and several department-and division-specific incentive awards. Performance targets for the EMICP payments are set in January of each year based on specific earnings and return ratios. All payments are made in the following year predicated upon attainment of these targets.

<PAGE 12>

    Based upon the results of a review of executive compensation and benefits completed by an independent consultant for Chittenden in late 1995, base salaries for executive management were targeted to fall within the first quartile of a selected peer group, with total compensation falling in the third quartile when performance targets are met and thus, incentive payments are made. Comparing 1995 base salaries of executive management against this target, it was determined that salary adjustments were necessary. Appropriate adjustments were implemented in January 1996.

    CEO compensation was included in the consultant's review, and the same comparative targets were established. As a result of this comparison, Mr. Perrault's base salary was adjusted to $250,000 effective April l, l996.

    Mr. Perrault's 1997 EMICP payment of $155,661, which was based upon 1996 performance, is comprised of 50% of his 1996 award and 25%, 15% and 10% of 1995, 1994 and 1993 awards, respectively, or $81,250, $36,250, $22,419 and
  $15,742, respectively.

    Additionally, the Corporation granted a supplemental cash award to Mr. Perrault based upon the Corporation's achieving at least a 10% growth in earnings per share (EPS) and a return on equity (ROE) in excess of 15 percent. In 1996, the Corporation's EPS of $2.14 and an ROE of 16.41% resulted in an award of $45,916 to Mr. Perrault.

    Mr. Perrault was also granted options to purchase 150,000 shares of stock scheduled to vest in three equal installments in 1997, 1998 and 1999 at a price per share of $22.25, $26.70 and $28.93, respectively. Options must be exercised within five years of the date of vesting.

    Effective January 1, 1996, the Corporation established a supplemental executive retirement plan (SERP) for members of the executive management group. This plan is intended to emcompass only those benefits excluded from coverage under the Bank's qualified defined benefit pension plan as a result of IRS regulations. The design elements of this SERP mirror those of the Bank's qualified plan. In addition to the SERP, Mr. Perrault has a separate arrangement under which an additional award can be granted based upon the current year's result's exceeding certain ROE targets. In 1996, the sum of $154,528 was accrued for Mr. Perrault under the SERP and his separate arrangement.

    Mr. Perrault is eligible to participate in the Corporation's broad-based employee benefit plans under the same guidelines as non-executive officers. These benefits include group medical insurance, group life and disability insurance coverages and pension and 401(k) retirement plans. In addition to the benefit plans outlined above, effective January 1, 1996, the Corporation established a supplemental long-term disability (LTD) plan for Mr. Perrault. The plan is integrated with the Bank's existing LTD benefit by providing an equal benefit on that portion of Mr. Perrault's salary which exceeds the cap covered by the standard plan.

<PAGE 13>

  The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Corporation and the four highest paid Executive Officers of the Corporation whose salary and bonus earned in 1996 exceeded $100,000.













                                        SUMMARY COMPENSATION TABLE
                         Annual Compensation                Long-Term Compensation
                                                              Awards                  Payouts
(a)                 (b)   (c)        (d)       (e)       (f)         (g)         (h)               (i)
Name and                                       Annual    Restricted  Securities  Long-term         All other
Principal                                      Compen-   Stock       Underlying  Incentive Plan    Compensation
Position            Year  Salary($)  Bonus($)  sation($) Awards($)3  Options(#)4 (LTP) Payouts($)5 ($)6
----------------------------------------------------------------------------------------------------------------
Paul A. Perrault    1996  $237,884   $45,9162    -0-        -0-      150,000     $155,661          $114,961
President/CEO       1995  $211,615   $119,260    -0-        -0-        -0-       $119,093          $149,785
                    1994  $199,980      -0-      -0-        -0-        -0-       $108,300          $ 94,251

Lawrence W. DeShaw  1996  $144,230      -0-      -0-        -0-        -0-       $ 86,353          $  5,313
Executive Vice      1995  $125,000    $20,000    -0-        -0-       23,438     $ 62,675          $ 24,579
President           1994  $110,000      -0-      -0-      $18,250      -0-       $ 49,943          $  8,945

John W. Kelly       1996  $143,384      -0-      -0-        -0-        -0-       $ 84,772          $  5,299
Executive Vice      1995  $124,230    $20,000    -0-        -0-       23,438     $ 60,862          $ 24,325
President           1994  $105,000      -0-      -0-        -0-        -0-       $ 45,657          $  8,532

Kirk W. Walters     1996  $  2,230(1)   -0-      -0-        -0-       12,000        -0-               -0-
Executive Vice      1995     N/A        N/A      N/A        N/A        N/A          N/A               N/A
President           1994     N/A        N/A      N/A        N/A        N/A          N/A               N/A

Danny H. O'Brien    1996  $124,192      -0-      -0-        -0-        -0-       $ 74,407          $  5,861
Executive Vice      1995  $114,230    $15,000    -0-        -0-       23,438     $ 54,150          $ 21,544
President           1994  $ 95,000      -0-      -0-        -0-        -0-       $ 38,900          $  7,365

<PAGE 14>
                                      SUMMARY COMPENSATION TABLE GUIDE

(1)Mr. Walters joined the Corporation on December 10, 1996 and his 1996 annual salary was $145,000.
(2)Based on a return on equity (ROE) of 16.41% and an earnings per share (EPS) of $2.14, Mr. Perrault was paid a bonus of 2% of those earnings in excess of a 15% ROE.
(3) At fiscal year-end 1996, Mr. DeShaw had 1,563 shares valued at $37,707.38.  Dividends are  payable during the restriction period.
(4) The options for Mr. Perrault vest in 3 equal installments of 50,000 shares on 6/1/97, 6/1/98 and
6/1/99.  The options for Mr. Walters vest in two equal installments of 6,000 shares beginning on
12/10/97 and 12/10/98 respectively.
(5) The 1996 Long-Term Incentive Plan (LTIP) payout from the EMICP reflects 50% of the 1996 award that was earned in 1996, 25% of the 1995 award that was earned in 1996, 15% of the 1994 award that was earned in 1996 and 10% of the 1993 award that was earned in 1996.  The 1995 LTIP payout from the EMICP reflects 50% of the 1995 award that was earned in 1995, 25% of the 1994 award that was earned in 1995,
15% of the 1993 award that was earned in 1995 and 10% of the 1992  award that was earned in 1995.  The
1994 EMICP payout reflects 50% of the 1994 award earned in 1994, 25% of the 1993 award that was earned in 1994, 15% of the 1992 award  that was earned in 1994 and 10% of the 1991 award that was earned in
1994.
(6) Totals in this column are comprised of: 401(k) Corporation match of 35% and an additional  profit-
sharing match of 30% shown as one total, and that piece of Mr. Perrault's supplemental executive retirement plan (SERP) benefit which may be granted based on the Corporation's annual results as measured by ROE.  Benefits which accrue under this arrangement are payable contingent upon Mr.
Perrault's employment with the Corporation at age 55. The figures, respectively, are as follows:  Mr.
Perrault - $5,850, and $109,111, Mr. DeShaw - $5,313, Mr. Kelly - $5,299, Mr. Walters - 0 and Mr.
O'Brien - $5,861.


The following table summarizes option grants during 1996 to the Executive Officers named in the
Summary Compensation Table.

<PAGE 15>
                             Option Grants in Last Fiscal Year

                                                      Potential Realizable Value
                                                      At Assumed Annual Rates of
                                     Individual       Stock Price Appreciation
                                      Grants          for Option Term(1)
                                   -------------      ------------------------------
(a)         (b)          (c)       (d)        (e)       (f)       (g)       (h)
                         % of
                         Total
                         Options
            Number of    Granted
            Securities   to         Exercise
            Underlying   Employees  or Base
            Options      in Fiscal  Price      Expirat-
Name        Granted      Year       ($/sh)     ion Date   0%($)   5%($)      10%(1)
---------------------------------------------------------------------------------------
Paul A.     50,000       28.82%     $22.25     6/1/02      -0-    $307,500   $679,000
Perrault    50,000       28.82%     $26.70     6/1/03      -0-    $369,000   $815,000
            50,000       28.82%     $28.93     6/1/04      -0-    $399,500   $883,000

Lawrence
W. DeShaw    -0-             0%       -0-       N/A        -0-       -0-        -0-

John W.
Kelly        -0-             0%       -0-       N/A        -0-       -0-        -0-

Kirk W.
Walters     12,000        6.92%     $24.56     12/10/07    -0-    $185,376   $469,776

Danny H.
O'Brien      -0-             0%       -0-       N/A        -0-       -0-         -0-


(1)Potential realizable values are based on annual gains in stock price of 5% and 10% over the terms of the options multiplied by number of options.


(PAGE 16)

The following table provides information on the value realized on options exercised and outstanding options held by the Chief Executive Officer or the Executive Officers named in the Summary
Compensation Table, and their year-end value.


                               Aggregated Option Exercises in Last Fiscal Year
                                    and Fiscal Year-End Option Values

(a)                  (b)                  (c)                 (d)                           (e)
                                                              Number of                     Value of
                                                              Unexercised                   Unexercised In-the-
                     Shares Acquired on                       Options at Fiscal             Money Options at
Name                 Exercise (#)         Value Realized ($)  Year-End (#)                  Fiscal Year-End ($)
----------------------------------------------------------------------------------------------------------------------
                                                              Exercisable  Unexcercisable   Exercisable  Unexercisable
                                                              -----------  --------------   -----------  -------------
Paul A. Perrault     101,562              $1,100,685          62,697       100,000          $256,590     $ 93,750
Lawrence W. DeShaw     -0-                     -0-            21,486        11,719          $275,524     $109,280
John W. Kelly          -0-                     -0-            16,603        11,719          $211,477     $109,280
Kirk W. Walters        -0-                     -0-             -0-          12,000             -0-          -0-
Danny H. O'Brien       3,908              $   57,690          21,486        11,719          $275,524     $109,280


<PAGE 17>

The following table provides information on the EMICP awards for the Executive Officers named in the
Summary Compensation Table.


                   Long-Term Incentive Plans - Awards in Last Fiscal Year

                                                          Estimated Future Payouts
                                                          Under Non-Stock Price Based Plan(1)
                                                          -----------------------------------
(a)                 (b)                    (c)            (d)           (e)          (f)
                                           Performance
                                           or Other
                    Number of Shares,      Period Until
                    Units or Other         Maturation     Threshold      Target      Maximum
Name                Rights (#)             or Payout      ($)(2)         ($)         ($)
---------------------------------------------------------------------------------------------
Paul A. Perrault        N/A                4 years        $81,250        $81,250      $81,250
Lawrence W. DeShaw      N/A                4 years        $47,125        $47,125      $47,125
John W. Kelly           N/A                4 years        $47,125        $47,125      $47,125
Danny O'Brien           N/A                4 years        $40,625        $40,625      $40,625
Kirk Walters            N/A                  -0-            -0-           -0-          -0-

(1) Figures shown represent unearned portion of 1996 EMICP awards.  Fifty percent of 1996 awards were earned and paid based upon 1996 Corporate profitability levels.  The remaining portion will be earned on a schedule of 25%, 15% and 10% per year for each of the next three years contingent upon the Corporation meeting profit goals established by the Board in January of each year.

(2) Threshold payout is based on the achievement of an EPS in each of the subsequent three years which is at least equal to that of the previous year.  If these targets are not met, minimum payment could equal $0 in any of the remaining three years.


<PAGE 18>

Change of Control Agreements

The Corporation has entered into severance agreements with Mr. Perrault as well as Messrs. DeShaw, Kelly, Walters and O'Brien. These agreements are triggered by a change of control and subsequent termination of employment under certain circumstances. Payments are equal to a multiple of annual salary. For Mr. Perrault such payments would equal 2.99 times annual salary, and for Messrs. DeShaw, Kelly, Walters, and O'Brien 1.5, 1.99, 1.5 and 1.5 times, respectively.

Chittenden Corporation Retirement Plan

Substantially all full-time employees of Chittenden Bank who are age 21 with one year of service participate in the Chittenden Pension Account Plan (the "Pension Plan"), a defined benefit pension plan intended to qualify under
Section 401(a) of the Internal Revenue Code (the "Code"). The Pension Plan is a cash balance plan whereby each participant's benefit is determined based on annual pay credits and interest credits made to each participant's notional account.

   Pay credits range from 2.5% to 11.0% of compensation up to the Wage Base and from 5.0% to 16.0% of compensation over the Wage Base, depending on the participant's age and length of service with the Bank. Participants whose age plus service as of December 31, 1995 equaled 70 or more are eligible for an additional pay credit of 8% of compensation for plan years worked between 1996 and 2005. Compensation refers to pension eligible earnings of the participant under the Pension Plan including the entire amount of salaries, wages, overtime pay, commissions, bonuses, pre-tax deferrals and similar payments reported on Form W-2, excluding employer contributions to this or any other benefit plan, severance amounts, and taxable income attributable to stock options. Compensation under the Pension Plan is limited to $150,000 for 1996 (as indexed under section 401(a)(17) of the Code).

   Interest credits are based on the notional account balance on the last day of the prior plan year and the Pension Plan's interest credit rate. This interest credit rate equals the average 12-month Treasury Bill rate during December of the preceding plan year plus 0.5%, subject to a 5.0% minimum and a 8.0% maximum rate.

   No pay or interest credits were granted under the Pension Plan for periods of employment prior to January 1, 1996. Benefits accrued as of December 31, 1995 under the prior formula were converted to an opening account balance. Service is calculated from the date of hire for purposes of determining the level of pay credit for the plan year. The normal retirement age under the Pension Plan is age 65. Benefits are computed on a straight life basis. Participants under this plan are entitled to a minimum benefit equal to the amount accrued under the prior plan formula as of December 31, 1995.

   In addition, the Corporation maintains a non-qualified, supplemental plan which provides benefits that would be paid by the Pension Plan except for limitations on pensionable pay and benefit amounts currently imposed by the Code.

   The estimated annual benefits payable from the Pension Plan and Supplemental Plan to Messrs. Perrault, DeShaw, Kelly, and O'Brien, upon normal retirement, are $207,000, $128,000, $79,000, 0, and $73,000, respectively. As of December 31, 1996, Messrs. Perrault, DeShaw, Kelly, Walters, and O'Brien had approximately 6, 26, 6, 0 and 9 years of credited service, respectively, under the Pension Plan.

<PAGE 19>

Stock Performance Graph

In defining an appropriate peer group, publicly traded stocks of similar sized banking companies operating in Chittenden's general trading area were selected. The group consists of: Arrow Financial Corporation, Banknorth Group, Inc., Eastern Bancorp, Evergreen Bancorp, Inc., Independent Bank Corp., Merchants Bancshares, Inc., TrustCo Bank Corp NY, and Vermont Financial Services Corporation.

                           CHITTENDEN CORPORATION
                          Total Return Performance

                                          Period Ending
                 ---------------------------------------------------------------
Index            12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
--------------------------------------------------------------------------------
Chittenden
 Corporation      100.00     185.23     271.08     311.04     614.80     590.84
NASDAQ -
 Total US         100.00     116.38     133.59     130.59     184.67     227.16
Chittenden
 Peers            100.00     142.61     182.65     202.03     308.69     375.08



<PAGE 20>

Interests in Certain Transactions

The Corporation's officers, its Directors and their associates have had, and can be expected to have in the future, financial transactions with the Bank. As of December 31, 1996, the aggregate of loans by the Bank outstanding to the Corporation's officers, Directors and their associates amounted to $2,110,508.

  During 1996, loans by the Bank to their officers and Directors, and their associates, and to the officers and Directors of the Corporation, and their associates, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

  Material transactions during 1996 between the Bank's and the Corporation's officers, its Directors, and their associates occurred in the ordinary course of business and were on terms equivalent to those prevailing at the time for comparable transactions with other, unrelated persons.

Availability of Independent Public Accountants

  The Board of Directors of the Corporation, in accordance with the recommendation of its Audit Committee, none of whom is an employee of the Corporation, appointed Arthur Andersen LLP as independent public accountants of the Corporation for the year ending December 31, 1996. The Corporation was advised by Arthur Andersen LLP that neither the firm nor any of their associates has any relationship with the Corporation or any affiliate of the Corporation. Arthur Andersen LLP will have a representative at the meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

  During 1996, Arthur Andersen LLP examined the consolidated financial statements of the Corporation and its subsidiaries, provided other audit services to the Corporation and to certain of its subsidiaries in connection with Securities and Exchange Commission filings of periodic financial statements. In addition, Arthur Andersen LLP provided tax and consulting services to the Corporation and certain of its subsidiaries.

<PAGE 21>

  1993 STOCK INCENTIVE PLAN
  (As restated and amended January 1, 1997)

  (Item 2 on Proxy Card)

  The Corporation's 1993 Stock Incentive Plan ("SIP") was restated and amended by the Corporation's Board of Directors on February 19, 1997 to bring the SIP into conformity with current practices, laws and regulations concerning these types of plans, including the performance-based compensation exception to the $1 million cap on the Corporation's tax deduction imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The amendments to the SIP will be effective upon the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at the annual meeting. In addition, because most of the shares allocated in the original SIP have been distributed, 500,000 new shares of the Corporation's Common Stock will be assigned to the SIP which is administered by the Executive Committee of the Corporation's Board of Directors. Options and awards under the SIP may be granted until April 16, 2002. The restated and amended SIP is reproduced in its entirety and attached to this Proxy as Exhibit A.

    Section 162(m) of the Code and the regulations thereunder generally would disallow the Corporation a federal income tax deduction for compensation in excess of $1 million paid in any year to any of those Executive Officers included in the Summary Compensation Table who are employed by the Corporation on the last day of the taxable year. This deduction cap does not apply to payments of "performance-based compensation", the material terms of which have been approved by shareholders. Payments under the SIP are intended to be "performance-based compensation" for this purpose to the extent they are based on the achievement of individual or Corporation performance goals (corporate profitability, return on equity ("ROE"), or earnings per share ("EPS"). Individual awards granted under the SIP cannot exceed 200,000 shares per participant per year.

    The purpose of the SIP is to provide executive management and the Board with additional tools with which to attract and retain the best available personnel for positions of significant responsibility. In addition, and of equal importance, the SIP ties these rewards to the long-term performance of the Corporation as measured by stock price.

    Certain Key employees of the Corporation and its affiliates, who are in positions of substantial responsibility, will be eligible to receive various types of stock incentives; namely: (1) Stock Options to purchase a set number of shares of stock at a set price (including incentive stock options and non-qualified stock options); (ii) Restricted Stock which vests after a set period of time (awards are, typically, smaller in size than stock options and designed to encourage Key employees to remain with the Corporation); and (iii) Performance Shares which shall be issued in the event that performance targets measured by profitability, EPS or ROE, are met.

    As was stated above, based upon the goals of the SIP, participation will be limited to approximately fifty Key employees.

<PAGE 22>

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE AMENDMENT TO THE 1993 STOCK INCENTIVE PLAN.

  Deadline for Stockholder Proposals

  In order to be included in the Corporation's proxy statement and proxy card for the 1998 annual meeting, proposals which stockholders intend to present at that meeting must be submitted in writing to the Secretary of the Corporation on or before November 7, 1997.

  Other Business

  The Board of Directors of the Corporation knows of no other matters which may come before the meeting. However, if any other business should properly come before the meeting, the proxies relating to such meeting will be voted with respect thereto in accordance with the best judgment of the Board of Directors.


                                                                       Exhibit A
  CHITTENDEN CORPORATION
  1993 STOCK INCENTIVE PLAN
  (As restated and amended January 1, 1997)

  1.  NAME OF PLAN

    The plan shall be known as the 1993 Chittenden Corporation Stock Incentive Plan (the "Plan").

  2.  PURPOSE OF THE PLAN

    The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to those employees of Chittenden Corporation or any Affiliated Corporation to promote the success of the Company.

  3.  DEFINITIONS

    As used herein, the following definitions shall apply:

    (a) "Affiliated Corporations" shall include members of the controlled group of corporations within the meaning of Section 1563 of the Internal Revenue Code. Those Affiliated Corporations at the time of the adoption of the Amendment to the Plan include Chittenden Trust Company, Bank of Western Massachusetts, Flagship Bank and Trust, and Chittenden Connecticut Corporation.

    (b) "Award" means a grant or award under Section 7, 8, or 9 of the Plan.

    (c)      "Company" means Chittenden Corporation.

    (d)      "Board" means the Board of Directors of the Company.

<PAGE 23>

    (e) "Common Stock" means common stock, par value $1.00 per share, of the Company.

    (f)      "Code" means the Internal Revenue Code of 1986, as amended.

    (g) "Committee" means the Executive Committee appointed by the Board in accordance with Section 5(a) hereof.

    (h) "Continuous Employment" or "Continuous Status as an Employee" means the absence of any interruption or termination of employment with the Company or with an Affiliated Corporation.

             Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, while such approval continues, or in the case of transfers between payroll locations of the Company or between the Company and an Affiliated Corporation.

    (i)      "Effective Date" means the date specified in Section 12 hereof.

    (j)      "Employee"  means  any  person  employed  by  the   Company  or  an
             Affiliated Corporation.

    (k) "Fair Market Value" means the price per share determined by averaging the high and low stock price on the date specified.

    (l) "Incentive Stock Option" means a stock option grant that is intended to meet the requirements of Section 422A of the Code.

    (m) "Non-Qualified Stock Option" means a stock option grant that is not intended to be an Incentive Stock Option.

    (n) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to this Plan.

    (o) "Optioned Stock" means the Common Stock of an Employee who receives an Option.

    (p)      "Optionee" means an Employee who receives an Option.

    (q)      "Plan" means the 1993 Chittenden Corporation Stock Incentive Plan.

    (r)      "Share" means one share of the Common Stock of the Company.

    (s) "Restricted Stock" means shares of Common Stock contingently granted to an employee under Section 8 of the Plan.

  4.  SHARES SUBJECT TO THE PLAN

    As originally approved in 1993, 375,000 shares of Common Stock were allocated for use as defined by the Plan. As a result of subsequent stock splits that number totalled 732,422 shares.

    Except as otherwise required by the provisions of Section 11 hereof, the aggregate number of shares of Common Stock in respect of which Awards may be made shall not exceed an additional 500,000 shares. Such shares may either be authorized but unissued or treasury shares.


<PAGE 24>

    Individual awards granted under this Plan shall not exceed 200,000 shares per participant per year.

    If an Option should expire or become unexercisable for any reason without having been exercised in full or any Award is forfeited for any reason, the shares which were subject thereto shall, unless the Plan shall have been terminated, be available for the grant of other Awards under the Plan.

  5.  ADMINISTRATION OF THE PLAN

    (a) Composition of Executive Committee. The Plan shall be administered by the Executive Committee of the Board of Directors of the Company. Employees who are designated by the Committee shall be eligible to receive Awards under the Plan. All persons designated as members of the Committee shall be non-employee directors of the Corporation within the meaning of Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and outside directors within the meaning of
             Section 162(m) of the Code.

    (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) (i) to interpret the Plan,
             (ii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iii) to recommend to the Board the
             Employees to whom Awards shall be granted under the Plan, the amount and terms of such Awards and the time when Awards will be granted, and (iv) to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

             The President of the Company is hereby authorized to assist the Committee in the administration of the Plan and to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the Employees.

    (c)      Effect of Committee's Decision.   All decisions, determinations and
             interpretations of the Committee shall be final and conclusive on all persons affected thereby.

  6.  ELIGIBILITY

    Awards may be granted by the Board only to those officers and key Employees of the Company and of any Affiliated Corporation who are in positions in which their decisions, actions and counsel significantly impact upon the profitability of the Company, and only in accordance with the recommendation of the Committee. An Employee who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

<PAGE 25>

  7.  STOCK OPTIONS

    (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employee to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and
             limitations  applicable  to  the  exercise  of  the  Option.    The
             Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422A of the Code, as from time to time amended, and any regulations implementing
             Section 422A.

    (b) Option Price. The price per share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than 100% of the Fair Market Value of the Stock at the time such Incentive Stock Option is granted.

    (c) Exercise of Option. An Option shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee; however, in no event may any Option granted hereunder be exercisable after expiration of 10 years from the date of such grant. The Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, under such circumstances and upon such terms as it deems appropriate. An Option may not be exercised for a fractional Share.

             An Option may be exercised, subject to the provisions hereof relative to its termination and limitations on its exercise, from time to time only by (i) written notice of intent to exercise the Option with respect to a specified number of Shares, and (ii) payment to the Company (contemporaneously with delivery of each such notice), either in cash, of the amount of the Option price of the number of Shares with respect to which the Option is then being exercised or by the surrender and delivery to the Company of Shares of the same class as the Shares to be acquired by exercise of the Option with a Fair Market Value equal to or less than the total Option price plus cash for any difference.

             Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Company at the Company's executive offices, until the total number of Shares then subject to the Option have been purchased.

<PAGE 26>

    (d) TERMINATION OF EMPLOYMENT

       (1)   If an  Optionee ceases  to be  an employee  of the  Company or  any
             subsidiary  other   than  by   reason  of   death,  retirement   or
             disability, absent a determination by the Committee to the contrary, any options which were exercisable by the Optionee on the date of termination of employment may be exercised any time before their expiration date or within three months after the date of termination, whichever is earlier, but only to the extent that the options were exercisable when employment ceased.

       (2) If an Optionee's employment terminates because of death or disability, all stock options previously granted to the Optionee will become exercisable. In the case of death of the Optionee, options may be exercised at any time before their expiration date or within one year after the date of death, whichever is earlier. In the case of permanent disability, options may be exercised at any time before their expiration date.

       (3) If an Optionee's employment terminates because of retirement, any options which were exercisable by the Optionee on the date of termination of employment may be exercised any time before their expiration date or within one year after the date of termination, whichever is earlier, but only to the extent that the options were exercisable when employment ceased absent a determination by the Committee to the contrary.

  8.  RESTRICTED STOCK

    (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Employee, the duration of the Restricted Period during which and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards. The Committee may determine that the Restricted Period applicable to a particular grant may vary depending upon specific performance targets. These targets will be measured by one or more of the following:
             Corporate profitability, ROE or EPS. The Committee shall determine the Awards to be granted hereunder and the targets to be used for any Award by such date as is permitted under Section 162(m) of the Code for the establishment of performance goals pursuant to which performance-based compensation is to be payable for a particular period.

    (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Employee and deposited by such Employee, with the Company. During this period the Employee shall have voting rights on such shares and shall receive applicable dividends. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Employee or the Employee's legal representative.


<PAGE 27>

    (c) If an Employee's employment terminates by reasons of permanent disability or death, any Restricted Stock held by such Employee shall thereafter vest or any restriction lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of termination had the
             Employee continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after grant). Unless otherwise determined by the Committee, subject to (j) below, if an Employee's employment terminates for any reasons other than permanent disability or death, the Restricted Stock which is unvested or subject to restriction shall thereupon be forfeited.

  9.  PERFORMANCE AWARDS

    (a) Performance Awards shall consist of shares of Common Stock of the Company to be issued in the event that Profit Goals as measured by one or more of the following: Corporate profitability, EPS or ROE are met. The Committee shall determine the Awards to be granted hereunder and the targets to be used for any Award by such date as is permitted under Section 162(m) of the Code for the establishment of performance goals pursuant to which performance-based compensation is to be payable for a particular period.

    (b) Actual payments of Performance Awards earned shall be in cash or in Common Stock or in a combination of both, as the Committee in its sole discretion determines.

    (c) If Common Stock of the Company is used, the Employee shall not have the right to vote and receive dividends until the Profit Goals are achieved and the actual shares are issued.

    (d) The number of shares of Common Stock to be issued to an Employee will be determined by dividing the dollar value of the portion of the incentive award that is to be paid in stock by the per share Fair Market Dollar Value of the Common Stock on the date that the Employee's award value is calculated.

  10.  CHANGE IN CONTROL

    Notwithstanding anything to the contrary contained herein, and notwithstanding any contrary waiting period or installment period in any option agreement or in the Plan, each outstanding Option and Right granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby, and any restriction or deferral limitation applicable to any Restricted Stock, shall lapse and such shares and awards shall be deemed fully vested, in the event of a Change in Control (as hereinafter defined).

    For purposes of this Plan, a Change in Control shall be deemed to have occurred upon the first to occur of the following events:

    (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially

<PAGE 28>
             the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% of the number of the Company's then outstanding securities;

    (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsection 12(i), (iii) or (iv) of this Section 12) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease by any reason to constitute at least one half thereof;

    (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than 60% of the number of outstanding securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

    (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  11.  GENERAL PROVISIONS

    (a) Withholding. The Employer shall have the right to deduct from all amounts paid to an Employee in cash (whether under this plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

    (b) Nontransferability. No Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

<PAGE 29>

    (c) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant. Such event will relieve the Employer from any liability, and eliminates the Employee's claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

    (d) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

    (e) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of Vermont.

    (f) Effective Date. Subject to the approval of the stockholders of the Company, the Plan shall be effective on January 1, 1993. No Options or Awards may be granted under the Plan after April 16, 2002.

    (g) Amendment of Plan. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 162(m) of the Code. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations. The President shall be authorized to make minor or administrative modifications to the Plan as well as modification to the Plan which may be dictated by requirements of federal or state statutes applicable to the Company or authorized or made desirable by such statutes. No modification or termination of the Plan shall, without the Optionee's consent, alter or impair any of their rights or obligations under any Option or Right theretofore granted to him or her under the Plan.

    (h) Amendment of Award. Unless otherwise provided by the Committee in granting an award, but subject to (j) below, the Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which
             (A) an Option or Right becomes exercisable; (B) Restricted Stock becomes nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines

<PAGE 30>
             appropriate. The Option agreement evidencing an Option granted under the Plan may contain such provisions limiting the acceleration of the exercise of Options as the Committee deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock or cash received by the holder from the Company.

    (i) Adjustments and Assumptions. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by the Awards granted, and in the purchase price of outstanding Options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all Awards granted hereunder and outstanding on the date of such event shall be assumed by the surviving or continuing corporation with appropriate adjustment as to the number and kind of shares and purchase price of the shares.

    (j) Committee Certification and Discretion. No Employee shall receive any shares of Restricted Stock or Performance Awards under this Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the relevant performance targets have in fact been satisfied. Notwithstanding any other provision of the Plan to the contrary, the Committee shall have the discretion to reduce the size of any individual Award under
             Section 8 or 9, but neither the Committee nor any other person may take any action which would result in the increase of the Award to be paid to any Employee under the terms of the Plan or authorize the payment of shares of Restricted Stock or Performance Awards under this Plan if the performance targets have not been satisfied.

    (k) Section 162(m) Conditions: Bifurcation of Plan. It is the intent of the Company that the Plan and the shares of Restricted Stock and Performance Awards hereunder satisfy and be interpreted in a manner, that, in the case of Employees who are or may be persons whose compensation is subject to Section 162(m) of the Code, satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in
             Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to
             Section 162(m) of the Code.

<PAGE 31>

To record the adoption of the restated and amended Chittenden Corporation 1993 Stock Incentive Plan, the Company has caused its appropriate officers to affix its corporate name and seal hereto this 19th day of February, 1997.

ATTEST:

CHITTENDEN CORPORATION
                                                       Witnessed
By s/F. Sheldon Prentice                               By s/Mary Beth Stanley

Official
Title SVP, General Counsel and Secretary

<PAGE 32>

A copy of the Corporation's Annual Report for 1996 (on Form 10-K), as filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, will be furnished free of charge to beneficial owners of the Corporation's stock upon written request to:

    F. Sheldon Prentice, Secretary
    Eugenie J. Fortin, Assistant Secretary
    Chittenden Corporation
    P.O. Box 820
    Burlington, Vermont 05402-0820

Any person requesting a copy of the report must set forth in his/her written request a good faith representation that he/she was in fact a beneficial owner of stock of the Corporation on the record date for the annual meeting.

IT TAKES ONE MINUTE TO FILL OUT THE PROXY CARD. PLEASE HELP ASSURE THAT THERE WILL BE A QUORUM AT THE ANNUAL MEETING BY RETURNING YOUR PROXY.


                           CHITTENDEN CORPORATION
             Two Burlington Square, Burlington, Vermont 05401

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigend hereby appoints David M. Boardman, Barbara W. Snelling and Pall D. Spera as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Chittenden Corporation held of record by the undersigned on February 28, 1997 at the annual meeting of stockholders to be held on April 16, 1997 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN AND AUTHORIZES THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE
MEETING.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS
1 AND 2.

            CONTINUED, AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark
    votes as in
    this example.

    Management recommends a vote FOR proposals 1 and 2. Information about these proposals is contained in the accompanying Proxy Statement.

    1.  ELECTION OF DIRECTORS
        Nominees:  Richard D. Driscoll, Lyn Hutton, and
                   Paul A. Perrault.

                   [ ] FOR ALL NOMINEES   [ ] WITHHELD FROM ALL NOMINEES

        [    ] ________________________________________
               For all nominees except as noted above.

    2.  RATIFICATION OF THE AMENDMENT        [ ] FOR [ ] AGAINST  [ ] ABSTAIN
        TO THE 1993 STOCK INCENTIVE PLAN.

        MARK HERE
        FOR ADDRESS     [    ]
        CHANGE AND
        NOTE AT LEFT

Signature:_________________Date:_______Signature:________________Date:________